                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       EXCELON CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 4, 2002
                      AT 10:00 A.M., EASTERN DAYLIGHT TIME

                               SEPTEMBER   , 2002

To our Stockholders:

    On behalf of eXcelon's Board of Directors, I am pleased to invite you to attend a special meeting of stockholders. The Special Meeting will be held on October 4, 2002 at 10 a.m. at our headquarters located at 25 Mall Road, Burlington, Massachusetts, 01803.

    Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

    The purpose of the Special Meeting is to consider and act upon a proposal to amend eXcelon's amended and restated certificate of incorporation to effect a reverse stock split and any other matters that properly come before the Special Meeting. The attached Proxy Statement, with formal notice of the Special Meeting on the first page, describes these matters in detail. We urge you to review these materials carefully and to use this opportunity to take part in the Company's affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

    Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. You may vote in person or by mailing a proxy card. Voting by written proxy will ensure your representation at the Special Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

    Thank you for your ongoing support of and continued interest in eXcelon Corporation.

                                          Sincerely,
                                          Joseph M. Bellini
                                          Chief Executive Officer

                        SPECIAL MEETING OF STOCKHOLDERS
                 NOTICE OF SPECIAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING...................................      1

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION........      2
  General Information.......................................      2
  What is the purpose of the Special Meeting?...............      2
  Are there other matters to be voted on at the Special
    Meeting?................................................      2
  Who can vote at the Special Meeting?......................      2
  How do I vote?............................................      2
  What constitutes a quorum?................................      3
  What vote is required to approve the reverse stock
    split?..................................................      3
  How will votes be counted?................................      3

PROPOSAL 1: AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
OF EXCELON'S COMMON STOCK...................................      3
  General Information.......................................      3
  Reasons for the Reverse Stock Split.......................      3
  Potential Risks of the Reverse Stock Split................      4
  Potential Effects of the Reverse Stock Split..............      5
  Accounting Matters........................................      5
  Potential Odd Lots........................................      5
  Effect on Authorized and Outstanding Shares...............      5
  Increase of Shares of Common Stock Available for Future
    Issuance................................................      5
  Potential Anti-Takeover Effect............................      6
  Effectiveness of the Reverse Stock Split..................      6
  Fractional Shares.........................................      6
  Certain Federal Income Tax Consequences...................      6
  Appraisal Rights..........................................      7
  Recommendation............................................      7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT..................................................      8

OTHER MATTERS...............................................      9
  Inspector of Election.....................................      9
  Stockholder Proposals and Director Nominations............      9
  Costs of Solicitation.....................................      9

EXHIBITS
  Annex A
  Proxy Card

                              EXCELON CORPORATION

                                  25 MALL ROAD
                        BURLINGTON, MASSACHUSETTS 01803
                                  781 674-5000

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME............................................  10:00 a.m. on October 4, 2002

PLACE...........................................  eXcelon Corporation
                                                  25 Mall Road
                                                  Burlington, Massachusetts 01803

ITEMS OF BUSINESS...............................  (1) Approval of an amendment to eXcelon's amended and restated certificate of incorporation effecting
                                                  a one-for-eight reverse split of eXcelon's common
                                                  stock; and

                                                  (2) Any other business that may properly come
                                                  before the Special Meeting or any adjournment of
                                                  the Special Meeting.

RECORD DATE.....................................  You are entitled to vote if you were a stockholder at the close of business on August 16, 2002.

MEETING ADMISSION...............................  The Special Meeting will begin promptly at 10 a.m.

VOTING BY PROXY.................................  Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting in
                                                  accordance with your instructions. You may submit
                                                  your proxy by mail. For specific instructions,
                                                  refer to the information beginning on page 2 of
                                                  this Proxy Statement and the instructions on the
                                                  proxy card.

                                          By Order of the Board of Directors,
                                          CLIFFORD B. THOMPSON
                                          General Counsel and Secretary

     THIS NOTICE OF MEETING AND PROXY STATEMENT AND ACCOMPANYING PROXY CARD
             ARE BEING DISTRIBUTED ON OR ABOUT SEPTEMBER   , 2002.

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL INFORMATION

    The Board of Directors (the "Board") of eXcelon Corporation, a Delaware corporation (sometimes referred to as the "Company" or "eXcelon"), is providing this Proxy Statement in connection with a Special Meeting of stockholders, which will take place on October 4, 2002 and at any postponement or adjournment thereof (the "Special Meeting"). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope, and your shares will be voted in accordance with your wishes.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

    At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, including considering and acting upon a proposal to amend eXcelon's amended and restated certificate of incorporation to effect a reverse stock split of all of the issued and outstanding shares of eXcelon's common stock at a ratio of one-for-eight.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?

    The Board of Directors does not know of any other matters that may come before the Special Meeting. Delaware law and eXcelon's by-laws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

WHO CAN VOTE AT THE SPECIAL MEETING?

    In order to vote, you must have been a stockholder of record at the close of business on August 16, 2002 (which is referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

    On the record date, there were             shares of eXcelon's common stock
issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

HOW DO I VOTE?

    You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

    Any stockholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

    VOTING IN PERSON. Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the

Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

WHAT CONSTITUTES A QUORUM?

    In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

WHAT VOTE IS REQUIRED TO APPROVE THE REVERSE STOCK SPLIT?

    The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date is required to approve the Certificate of Amendment to the amended and restated certificate of incorporation effecting the reverse stock split.

HOW WILL VOTES BE COUNTED?

    You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" the reverse stock split and in the discretion of the proxy holders on any other matters that properly come before the Special Meeting).

    In accordance with Delaware law, if a stockholder abstains from voting on an action, that stockholder's shares will still be counted for determining whether the requisite number of stockholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a "broker non-vote"), but does vote on other actions, the shares will still be counted for determining whether the requisite number of stockholders attended the meeting. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any matters being voted on at the Special Meeting.

           PROPOSAL 1: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF EXCELON'S COMMON STOCK

GENERAL INFORMATION

    Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend Article Four of the eXcelon amended and restated certificate of incorporation authorizing a reverse split of the shares of our common stock at a ratio, of one-for-eight. The form of the proposed amendment is annexed to this Proxy Statement as Annex A. The amendment to the amended and restated certificate of incorporation will effect the reverse stock split by reducing the number of shares of our common stock by the ratio to be determined by the Board of Directors, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock.

REASONS FOR THE REVERSE STOCK SPLIT

    LISTING ON NASDAQ. The Board has determined that the continued listing of our common stock on Nasdaq is in the best interests of our stockholders. If our common stock were delisted from Nasdaq, the Board believes that the liquidity in the trading market for our common stock would be significantly decreased which could reduce the trading price and increase the transaction costs of trading shares of our common stock.

    Our common stock is currently listed on the Nasdaq National Market System ("Nasdaq"). Nasdaq requires that listed stocks maintain a closing bid price in excess of $1.00 per share. Our common stock has closed below $1.00 per share since June 7, 2002. On July 22, 2002, we received notice from Nasdaq that our common stock had failed to maintain Nasdaq's minimum closing bid price requirement and that such failure had continued for thirty (30) consecutive business days. In order to regain compliance, our common stock must close above $1.00 for a MINIMUM of ten (10) consecutive trading days within the ninety
(90) calendar days after such notification of deficiency. If we fail to regain compliance during the ninety (90) day probationary period, we will be notified that we will be delisted. Nasdaq's notification of delisting is appealable, and an appeal automatically stays the delisting pending a hearing before the Nasdaq Listing Qualifications Panel. Such hearings are typically held within thirty
(30) to forty-five (45) days from appeal. If following the reverse stock split the per share price of our common stock exceeds $1.00 for ten (10) consecutive trading days, we believe Nasdaq would withdraw the delisting action.

    POTENTIAL INCREASED INVESTOR INTEREST. The Board believes a higher price may help generate investor interest in eXcelon. On July 31, 2002, our common stock closed at $0.45 per share. In approving the reverse stock split, the Board considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks.

    The Board further believes that a higher stock price would help us attract and retain employees and other service providers. The Board believes that some potential employees and service providers are less likely to work for or provide services to a company with a low stock price, regardless of size of the company's market capitalization. If the reverse stock split successfully increases the per share price of our common stock, the Board believes this increase will enhance our ability to attract and retain employees and service providers.

    PURPOSE OF THE REVERSE STOCK SPLIT. The purpose of the reverse stock split is to increase the market price per share of our common stock. The Board believes that by giving effect to a reverse split, the resulting decrease in the number of shares outstanding is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq.

POTENTIAL RISKS OF THE REVERSE STOCK SPLIT

    If the Board does effect a reverse stock split there can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split, that the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers, that the market price of the post-split common stock can be maintained at or above $1.00, or that our common stock will not be delisted from Nasdaq for other reasons. The market price of our common stock will also be based on our performance and other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

    Pursuant to the reverse stock split, each holder of eight shares of our common stock, par value $.001 per share, immediately prior to the effectiveness of the reverse stock split will become a holder of one share of our common stock, par value $.001 per share, after consummation of the reverse stock split.

ACCOUNTING MATTERS

    The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated par value capital on our balance sheet attributable to our common stock will be reduced to one-eighth (1/8) of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

EFFECT ON AUTHORIZED AND OUTSTANDING SHARES

    We are currently authorized to issue a maximum of 200,000,000 shares of common stock. As of July 26, 2002, there were 59,272,633 shares of our common stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of common stock will not change as a result of the reverse stock split, the number of shares of common stock issued and outstanding, or held as treasury shares, will be reduced to a number that will be approximately equal to (i) the number of shares of our common stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse stock split, divided by (ii) eight.

    With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of our common stock prior and subsequent to the reverse stock split will remain the same. Following the effective date of the reverse stock split, it is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the reverse stock split.

    The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in eXcelon, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. See "Fractional Shares" below. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

    Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

POTENTIAL ODD LOTS

    If approved, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

    As a result of the reverse stock split, there will be a reduction in the number of shares of our common stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future financing transactions.

POTENTIAL ANTI-TAKEOVER EFFECT

    Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of eXcelon with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other amendments to our amended and restated certificate of incorporation that could be construed to affect the ability of third parties to take over or change the control of eXcelon.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

    The reverse stock split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment of our Amended and Restated Certificate of Incorporation in substantially the form of the Certificate of Amendment attached to this Proxy Statement as Annex A. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming the stockholders approve the reverse stock split.

    Commencing upon the date of the filing of the amendment effecting the reverse stock split with the Secretary of State of the State of Delaware, each certificate of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse stock split in exchange for certificates representing shares of common stock after the reverse stock split. We intend to use Equiserve as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse stock split.

FRACTIONAL SHARES

    We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split. The shares do not represent separately bargained for consideration.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

    The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefore, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by eXcelon as a result of the reverse stock split.

APPRAISAL RIGHTS

    No appraisal rights are available under the Delaware General Corporation Law or under our amended and restated certificate of incorporation or by-laws to any stockholder who dissents from the proposal to approve the amendment to the amended and restated certificate of incorporation to effect the reverse stock split.

RECOMMENDATION

    The Board of Directors unanimously recommends a vote "FOR" the amendment to eXcelon's amended and restated certificate of incorporation to effect a reverse stock split.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding beneficial ownership, as of July 26, 2002, concerning:

    - each beneficial owner of more than 5% of eXcelon's common stock;

    - beneficial ownership by all current eXcelon directors, director nominees and the named executive officers set forth in the Summary Compensation Table; and

    - beneficial ownership by all current eXcelon directors and eXcelon executive officers as a group.

    Unless otherwise indicated, the address of each beneficial owner listed below is c/o eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts 01803.

                                            NUMBER OF SHARES BENEFICIALLY OWNED
                                            ------------------------------------
                                            NUMBER OF     RIGHT TO                 PERCENTAGE BENEFICIALLY
NAME OF BENEFICIAL OWNER                      SHARES     ACQUIRE(1)     TOTAL               OWNED
------------------------                    ----------   ----------   ----------   -----------------------
Robert Agate..............................     50,875       35,833       86,708                 *
Lawrence Alston...........................         15      137,218      137,233                 *
Joseph L. Badaracco.......................        625       47,232       47,857                 *
Gerald B. Bay.............................    266,094       54,333      320,427                 *
Joseph M. Bellini.........................    488,947    1,520,516    2,009,463              3.31%
Richard Putz..............................         --      375,512      375,512                 *
Rafael Rodriguez..........................     21,115       62,588       83,703                 *
Clifford B. Thompson......................      6,259      159,594      165,853                 *
Robert N. Goldman.........................  1,000,000    1,150,000    2,150,000              3.56%
Jeffery Horing(2).........................  3,460,981       15,000    3,475,981              5.86%
Entities of InSight Capital Partners(3)...  3,460,981           --    3,460,981              5.84%
Empire Capital Partners, L.P.(4)..........  2,899,900           --    2,899,900              4.89%
The Clark Estates(5)......................  2,961,800           --    2,961,800              5.00%
All Current Directors and Officers as a
  Group (13 persons)......................  5,351,011    3,557,826    8,852,737             14.09%

------------------------

*   Represents holdings of less than 1%

(1) Percentage of beneficial ownership is based on 59,272,633 shares of common stock outstanding as of July 26, 2002. The "Right to Acquire" column reflects shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 26, 2002. In computing the percentage ownership of a person, shares of common stock that the person has a right to acquire are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) These shares include shares held by InSight Capital Partners III, L.P., InSight Capital Partners III Co-Investors, L.P., Insight Capital Partners (Cayman) III, L.P. and InSight Venture Management, Inc. Mr. Horing is a Managing Member of InSight Capital Partners III, L.P., InSight Capital Partners III Co-Investors, L.P., Insight Capital Partners (Cayman) III, L.P. and president of InSight Venture Management, Inc. Mr. Horing disclaims all but his pecuniary interest in these shares.

(3) These shares include shares held by InSight Capital Partners III, L.P., InSight Capital Partners III Co-Investors, L.P., Insight Capital Partners (Cayman) III, L.P. and InSight Venture Management, Inc. The address of these entities is 680 Fifth Avenue, 8th Floor, New York, NY 10019.

(4) These shares include shares held directly by Empire Capital Partners, L.P. and indirectly by each of Empire GP, L.L.C., the general partner of Empire Capital Partners, L.P., and Scott A. Fine and Peter J. Richards, as members of Empire GP, L.L.C. Based on information contained in a Schedule 13D filed by Empire Capital Partners, L.P. The address of Empire Capital Partners, L.P., Empire GP, L.L.C., Scott A. Fine and Peter J. Richards is 1 Gorham Island, Westport, Connecticut 06880.

(5) Based on information contained in a Schedule 13G filed by The Clark Estates. The address of The Clark Estates is One Rockefeller Plaza, 31st Floor, New York, New York, 10020.

                                 OTHER MATTERS

INSPECTOR OF ELECTION

    A representative of Equiserve, eXcelon's transfer agent, will tabulate the votes and act as the inspector of election.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    If you would like to make a proposal at eXcelon's 2003 annual stockholder meeting or any special meeting held in lieu of the 2003 annual stockholder meeting, you must comply with the notice provisions in Section 3 of eXcelon's by-laws. To make such a proposal, you must give eXcelon written notice describing the proposal not less than sixty days before the scheduled date of the annual stockholder meeting. Assuming that next year's annual stockholder meeting is held on the same date as the 2002 annual stockholder meeting, you must deliver the required written notice of the proposal to the Secretary of eXcelon no later than April 1, 2003.

    In addition, if you would like to include a proposal in eXcelon's proxy materials relating to its 2003 annual stockholder meeting or any special meeting held in lieu of the 2003 annual stockholder meeting, eXcelon must receive the written proposal at its executive offices no later than December 25, 2002. If eXcelon moves the date of the annual stockholder meeting or special meeting in lieu of the annual stockholder meeting by more than thirty days, eXcelon must receive the written proposal a reasonable time before it begins to print and mail its proxy materials for the meeting. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

COSTS OF SOLICITATION

    eXcelon will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                            ------------------------

    Please complete, date and sign the accompanying proxy card by mail in the postage-paid envelope provided. The signing of the Proxy card will not prevent your attending the Special Meeting and voting in person.

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                          TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              EXCELON CORPORATION

    Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, eXcelon, a Delaware corporation (the "Corporation") adopts the following Certificate of Amendment to its Amended and Restated Certificate of Incorporation:

     I. The name of the Corporation is: eXcelon Corporation

    II. Article Four of the Amended and Restated Certificate of Incorporation is hereby amended as follows:

       By inserting the following after the first paragraph of Article Four:

        Simultaneously with the effective date of this Certificate of Amendment (the "Effective Date") all issued and outstanding shares of Common Stock, par value $.001 per share ("Existing Common Stock") shall be and hereby are automatically combined and reclassified (the "Reverse Split"), such that each eight shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one share of issued and outstanding Common Stock, par value $.001 per share ("New Common Stock"). The Corporation shall not issue fractional shares on account of the Reverse Split. Any fractional share resulting from such change shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent bargained for consideration.

        The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby canceled and shall represent only the right of holders thereof to receive New Common Stock.

        From and after the Effective Date, the term "New Common Stock" as used in this Article Four shall mean Common Stock as provided in the Amended and Restated Certificate of Incorporation.

    III. The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the by-laws of the Corporation at a meeting of the Board of Directors of the Corporation on October 4, 2002 at which a quorum was present and acting throughout. The Board of Directors previously declared the advisability of the amendment and directed that the amendment be submitted to the stockholders of the Corporation for approval.

    IV. At a special meeting of the stockholders of the Corporation held on October 4, 2002, a majority of the shares of outstanding Common Stock entitled to vote thereon was voted in favor of the amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     V. This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of eXcelon
this       day of       , 2002.

                                          eXcelon Corporation
          ----------------------------------------------------------------------
                                          By:
                                          Title:

                                      PROXY
                               EXCELON CORPORATION
                    Proxy for Special Meeting of Stockholders
                          to be held on October 4, 2002

     The undersigned stockholder of eXcelon Corporation ("eXcelon"), revoking all prior proxies, hereby appoints Joseph M. Bellini and Clifford B. Thompson, or either of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of eXcelon which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 25 Mall Road, Burlington, MA 01803, on Friday, October 4, 2002, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders dated September , 2002 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Special Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR SUCH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.



1.             Approval of an amendment to eXcelon's amended and restated             For       Against     Abstain
                    certificate of incorporation effecting a one-for-eight reverse
                    split of eXcelon's common stock; and                             [    ]     [    ]      [    ]

2.             Any other business that may properly come before the Special
                    Meeting or any adjournment of the Special Meeting


                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  __

                                           Please promptly date and sign this
                                           proxy and mail it in the enclosed
                                           envelope to assure representation of
                                           your shares. No postage need be
                                           affixed if mailed in the United
                                           States.

                                           Please sign exactly as your name or
                                           names appear(s) on your stock
                                           certificate. If you hold shares as
                                           joint tenants, both should sign. If
                                           the stockholder is a corporation,
                                           please sign full corporate name by
                                           president or other authorized
                                           officer and, if a partnership,
                                           please sign full partnership name by
                                           an authorized partner or other
                                           authorized person. If signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give
                                           full title as such.


Signature:_____________ Date:_________ Signature:_______________ Date:_________